EXHIBIT 10.1
                                                                    ------------


                                FORM OF AMENDMENT

            AMENDMENT, dated as of August 15, 2001 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of September 4, 1998 (the "Credit Agreement"), among (i) BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the "Borrower"), (ii) the several banks and other financial institutions from time to time parties thereto (the "Lenders"), (iii) ABN AMRO BANK N.V., a Dutch banking corporation, BANK OF AMERICA, N.A. (successor by merger to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION), a national banking association, and BARCLAYS BANK PLC, a banking corporation organized under the laws of England, as Syndication Agents (each in such capacity, a "Syndication Agent", and collectively, the "Syndication Agents"), (iv) CHASE SECURITIES INC., as Arranger (in such capacity, the "Arranger") and as Book Manager (in such capacity, the "Book Manager") and (v) THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:
                              - - - - - - - - - -


            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain extensions of credit to the Borrower; and

            WHEREAS, the Borrower and Lenders have agreed that certain provisions of the Credit Agreement will be amended in the manner provided for in this Amendment;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            II. Amendments to Credit Agreement.

            1. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the definitions of "Capital Lease Obligations", "Consolidated EBITDA", "Consolidated Interest Coverage Ratio", "Consolidated Interest Expense", "Consolidated Leverage Ratio", "Consolidated Net Income", "Consolidated Tangible Assets", "Consolidated Total Assets", "Consolidated Total Debt", "Five-Year Credit Agreement", "Hedge Agreements", "Receivables", "Receivables Subsidiary", "Receivables Transaction", and "Receivables Transaction Prepayment Amount", attached hereto as Annex A.

            2. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Indebtedness" in its entirety and inserting in lieu thereof, new definition of Indebtedness, attached hereto as Annex B.

            3. Subsection 1.1 of the Credit Agreement is hereby amended by deleting all references to the term "364-Day Agreement" from the definition of "Excess Utilization Day" and inserting in lieu thereof, the term "Five-Year Credit Agreement".

            4. Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of "Conversion Sharing Percentage" by (a) deleting the phrase "and the purchase and sale by such Lender of participating interests" and
(b) substituting in lieu thereof "and the purchase and sale by each Lender of participating interests".

            5. Subsection 3.1 of the Credit Agreement is hereby amended by adding thereto a new clause (d), attached hereto as Annex C.

            6. Subsection 8.1 of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing in lieu thereof a new Subsection 8.1, attached hereto as Annex D

            7. Subsection 8.2 of the Credit Agreement is hereby amended by deleting the "." from the end of clause (i) thereof and substituting in lieu thereof the following:

            "; (j) Liens created pursuant to any Receivables Transaction permitted pursuant to subsection 8.4(a)."

            8. the Credit Agreement is hereby amended by adding thereto a new Subsection 8.4, attached hereto as Annex E.

            III. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which both (i) the Borrower, the Administrative Agent and the Majority Lenders shall have executed and delivered to the Administrative Agent this Amendment and (ii) the Five-Year Facility shall have become effective in accordance with its terms.

            IV. General.

            1. Representation and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that:

            (a) Corporate Power; Authorization; Enforceable Obligations.

            (1) The Borrower has the corporate power and authority, and the legal right, to make, deliver this Amendment and to perform the Loan Documents, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended.

            (2) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment.

                                       2
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            (3) This Amendment has been duly executed and delivered on behalf of the Borrower.

            (4) This Amendment and each Loan Document, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (b) Representations and Warranties. The representations and warranties made by the Borrower in the Loan Documents (other than in Section 5.2 and 5.6 of the Credit Agreement) are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except as otherwise disclosed in the most recent filings by the Borrower with the Securities and Exchange Commission.

            2. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

            3. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

            4. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       BOSTON SCIENTIFIC CORPORATION


                                       By:  ____________________________
                                                   Name:
                                                   Title:


                                       THE CHASE MANHATTAN BANK,
                                         as Administrative Agent and as a Lender


                                       By:   ____________________________
                                                   Name:
                                                   Title:



                                                     Signature Page to Amendment
                                                     ---------------------------



                                       ABN AMRO BANK N.V.


                                       By:   ___________________________________
                                                   Name:
                                                   Title:


                                       By:  ___________________________________
                                                   Name:
                                                   Title:


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                                                     Signature Page to Amendment
                                                     ---------------------------




                                       BANK OF AMERICA, N.A.



                                       By:   ___________________________________
                                                   Name:
                                                   Title:





                                                     Signature Page to Amendment
                                                     ---------------------------




                                       BARCLAYS BANK PLC



                                       By:   ___________________________________
                                                   Name:
                                                   Title:


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                                                     Signature Page to Amendment
                                                     ---------------------------




                                       ALLIED IRISH BANKS, P.L.C.


                                       By:   ___________________________________
                                                   Name:
                                                   Title:




                                                     Signature Page to Amendment
                                                     ---------------------------




                                       BANCA COMMERCIALE ITALIANA,
                                       NEW YORK BRANCH


                                       By:   ___________________________________
                                                   Name:
                                                   Title:

                                       By:  ___________________________________
                                                   Name:
                                                   Title:

                                                     Signature Page to Amendment
                                                     ---------------------------




                                       BANCA MONTE DEI PASCHI DI SIENA S.P.A.


                                       By:   ___________________________________
                                                   Name:
                                                   Title:





                                                     Signature Page to Amendment
                                                     ---------------------------




                                       BANK BOSTON, N.A.


                                       By:   ___________________________________
                                                   Name:
                                                   Title:



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                                                     Signature Page to Amendment
                                                     ---------------------------




                                       BANK OF IRELAND


                                       By:   ___________________________________
                                                   Name:
                                                   Title:





                                                     Signature Page to Amendment
                                                     ---------------------------




                                       BANK OF NEW YORK


                                       By:   ___________________________________
                                                   Name:
                                                   Title:


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                                                     Signature Page to Amendment
                                                     ---------------------------




                                       THE BANK OF NOVA SCOTIA


                                       By:  ____________________________________
                                                   Name:
                                                   Title:




                                                     Signature Page to Amendment
                                                     ---------------------------




                                       BANK OF TOKYO-MITSUBISHI TRUST CO.


                                       By:   ___________________________________
                                                   Name:
                                                   Title:


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                                                     Signature Page to Amendment
                                                     ---------------------------




                                       BANKERS TRUST


                                       By:  ___________________________________
                                                   Name:
                                                   Title:




                                                     Signature Page to Amendment
                                                     ---------------------------




                                       BANQUE NATIONALE DE PARIS


                                       By:  ___________________________________
                                                   Name:
                                                   Title:

                                       By:   ___________________________________
                                                   Name:
                                                   Title:

                                                     Signature Page to Amendment
                                                     ---------------------------




                                       COMMERZBANK A.G.


                                       By:   ___________________________________
                                                   Name:
                                                   Title:


                                       By:   ___________________________________
                                                   Name:
                                                   Title:




                                                     Signature Page to Amendment
                                                     ---------------------------




                                       FIRST UNION NATIONAL BANK


                                       By:  ___________________________________
                                                   Name:
                                                   Title:



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                                                     Signature Page to Amendment
                                                     ---------------------------




                                       THE DAI-ICHI KANGYO BANK, LIMITED


                                       By:  ___________________________________
                                                   Name:
                                                   Title:




                                                     Signature Page to Amendment
                                                     ---------------------------




                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:   ___________________________________
                                                   Name:
                                                   Title:


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                                                     Signature Page to Amendment
                                                     ---------------------------




                                       FLEET NATIONAL BANK


                                       By:   ___________________________________
                                                   Name:
                                                   Title:




                                                     Signature Page to Amendment
                                                     ---------------------------




                                       THE FUJI BANK, LIMITED


                                       By:   ___________________________________
                                                   Name:
                                                   Title:



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                                                     Signature Page to Amendment
                                                     ---------------------------




                                       MELLON BANK, N.A.


                                       By:   ___________________________________
                                                   Name:
                                                   Title:




                                                     Signature Page to Amendment
                                                     ---------------------------




                                       MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                       By:   ___________________________________
                                                   Name:
                                                   Title:


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                                                     Signature Page to Amendment
                                                     ---------------------------




                                       NATIONSBANK, N.A.


                                       By:   ___________________________________
                                                   Name:
                                                   Title:





                                                     Signature Page to Amendment
                                                     ---------------------------




                                       THE SANWA BANK, LIMITED


                                       By:   ___________________________________
                                                   Name:
                                                   Title:



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                                                     Signature Page to Amendment
                                                     ---------------------------




                                       SVENSKA HANDELSBANKEN


                                       By:   ___________________________________
                                                   Name:
                                                   Title:


                                       By:  ___________________________________
                                                   Name:
                                                   Title:




                                                     Signature Page to Amendment
                                                     ---------------------------




                                       TORONTO DOMINION (TEXAS), INC.


                                       By:   ___________________________________
                                                   Name:
                                                   Title:



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                                                     Signature Page to Amendment
                                                     ---------------------------




                                       UBS AG, NEW YORK BRANCH


                                       By:   ___________________________________
                                                   Name:
                                                   Title:

                                       By:   ___________________________________
                                                   Name:
                                                   Title:




                                                     Signature Page to Amendment
                                                     ---------------------------




                                       U.S. BANK, N.A.


                                       By:   ___________________________________
                                                   Name:
                                                   Title:

                                                                         ANNEX A
                                                                 to Amendment to
                                the Second Amended and Restated Credit Agreement


                        "Capital Lease Obligations": as to any Person, the
            obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                        "Consolidated EBITDA": of any Person for any period,
            Consolidated Net Income of such Person and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense of such Person and its Subsidiaries, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness,
            (c) depreciation expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs and
            (e) any extraordinary, unusual or non-recurring expenses or losses (to the extent any of the foregoing are non-cash items) (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business and including special charges and purchased research and development charges in connection with acquisitions), and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining Consolidated Interest Expense) and (b) any extraordinary, unusual or non-recurring income or gains (to the extent any of the foregoing are non-cash items) (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business).

                        "Consolidated Interest Coverage Ratio": for any period,
            the ratio of (a) Consolidated EBITDA of the Borrower and its Subsidiaries for such period to (b) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period.

                        "Consolidated Interest Expense": of any Person for any
            period, total interest expense of such Person and its Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Subsidiaries determined in accordance with GAAP (including, all net costs that are allocable to such period in accordance with GAAP).

                        "Consolidated Leverage Ratio": as at the last day of any
            period of four consecutive fiscal quarters of the Borrower, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for such period.

                        "Consolidated Net Income": of any Person for any period,
            the consolidated net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

                        "Consolidated Tangible Assets": at any date,
            Consolidated Total Assets minus (without duplication) the net book value of all assets which would be treated as intangible assets, as determined on a consolidated basis in accordance with GAAP.

                        "Consolidated Total Assets": at any date, the net book
            value of all assets of the Borrower and its Subsidiaries as determined on a consolidated basis in accordance with GAAP.

                        "Consolidated Total Debt": at any date, the aggregate
            principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

                        "Five-Year Credit Agreement": the Credit Agreement dated
            as of August 15, 2001, among the Borrower, the lenders parties thereto, The Chase Manhattan Bank, as administrative agent, and others, provided for a $600,000,000 revolving credit and competitive advance facility, as the same may from time to time amended, amended and restated, supplemented or otherwise modified.

                        "Hedge Agreements": all interest rate or currency swaps,
            caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by the Borrower or its Subsidiaries providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies.

                        "Receivables": any accounts receivable of any Person,
            including, without limitation, any thereof constituting or evidenced by chattel paper, instruments or general intangibles, and all proceeds thereof and rights (contractual and other) and collateral related thereto.

                        "Receivables Subsidiary": any special purpose,
            bankruptcy-remote Subsidiary of the Borrower that purchases, on a revolving basis, Receivables generated by the Borrower or any of its Subsidiaries.

                        "Receivables Transaction": any transactions or series of
            related transactions providing for the financing of Receivables of the Borrower or any of its Subsidiaries.

                        "Receivables Transaction Prepayment Amount": with
            respect to the initial transfer of Receivables pursuant to any Receivables Transaction, an amount equal to 100% of the gross proceeds in cash of such Receivables Transaction, net of (i) reasonable attorneys' fees, accountants' fees, brokerage, consultant and other customary fees, underwriting commissions and other reasonable fees and expenses actually incurred in connection with such Receivables Transaction, (ii) taxes paid or reasonably estimated to be payable as a result thereof and (iii) in the case of any Receivables Transaction, any escrowed or pledged cash proceeds which effectively secure, or are required to be maintained as reserves by the applicable entity for, the Indebtedness of the Borrower and its Subsidiaries in respect of, or the obligations of the Borrower and its Subsidiaries under, such Receivables Transaction.

                                                                         ANNEX B
                                                                 to Amendment to
                                the Second Amended and Restated Credit Agreement

                        "Indebtedness": of any Person at any date, without
            duplication, (a) all indebtedness of such Person for borrowed money,
            (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of such Person's business and payable in accordance with customary practices and earn-outs and other similar obligations in respect of acquisition and other similar agreements), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all redeemable preferred Capital Stock of such Person, (h) all indebtedness of such Person, determined in accordance with GAAP, arising out of a Receivables Transaction, (i) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses
            (a) through (h) above, (j) all obligations of the kind referred to in clauses (a) through (i) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and
            (k) for the purposes of Section 9(d) only, all obligations of such Person in respect of Hedge Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

                                                                         ANNEX C
                                                                 to Amendment to
                                the Second Amended and Restated Credit Agreement

            (d) If a Receivables Transaction is consummated on any date, on the next Business Day the Borrower shall prepay the Revolving Credit Loans (or at the option of the Borrower, the Revolving Credit Loans under the Five-Year Credit Agreement), Multicurrency Loans (or at the option of the Borrower, the Multicurrency Loans under the Five-Year Credit Agreement), Local Currency Loans (or at the option of the Borrower, the Local Currency Loans under the Five-Year Credit Agreement) and/or cash collateralize the L/C Obligations under the Five-Year Credit Agreement in an aggregate amount equal to the Receivables Transaction Prepayment Amount in respect of such Receivables Transaction.

                                                                         ANNEX D
                                                                 to Amendment to
                                the Second Amended and Restated Credit Agreement


            8.1. Financial Covenants. (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower to exceed 3.5 to 1.0.

            (b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower to be less than 3.5 to 1.0.

                                                                         ANNEX E
                                                                 to Amendment to
                                the Second Amended and Restated Credit Agreement


            8.4 Limitation on Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist

                        (a) subject to Section 3.1(d), any Indebtedness pursuant
            to any Receivables Transaction, except for Indebtedness pursuant to all Receivable Transactions in an aggregate principal amount not exceeding 15% of Consolidated Tangible Assets; or

                        (b) any Indebtedness of any of the Subsidiaries of the
            Borrower other than (x) Indebtedness of any Receivables Subsidiary pursuant to any Receivables Transaction permitted under subsection 8.4(a), (y) any Indebtedness of any Subsidiary of the Borrower owing to the Borrower or to any other Subsidiary of the Borrower and (z) any other Indebtedness of Subsidiaries of the Borrower in an aggregate principal amount at any time outstanding not to exceed 15% of Consolidated Tangible Assets.